                                     T H E

                                H Y P E R I O N

                            TOTAL RETURN FUND, INC.




                                 Annual Report

                               November 30, 2000







                                [graphic omitted]

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

                                                            January 29, 2001

Dear Shareholder:

We welcome this opportunity to provide you with the annual report of The Hyperion Total Return Fund, Inc. (the "Fund") for its fiscal year ended November 30, 2000. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description of the Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short-term and long-term capital gains and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Government Agency Collateralized Mortgage Obligations ("CMOs"), subordinated CMOs, mortgage-backed securities ("MBS"), asset-backed securities ("ABS") and high-yield corporate securities.

Market Environment

Signs of an economic slowdown began in the Second Quarter of 2000, and became more pervasive in the Fourth Quarter. Falling stock prices, deteriorating consumer confidence, and declining auto sales led the downturn. As a result, interest rates fell dramatically on the year, recovering almost all of what they gave up in 1999. The yield on the 10-year Treasury began the year at 6.44%, and fell to 4.91% by year-end. Similar declines were experienced in shorter maturity Treasuries, as the yield on the 2-year Treasury fell from 6.20% to 4.85%.

Corporate credit defaults rose to near recessionary levels in 2000 as business plans, cash flows, and profitability fell below market expectations. Bucking this trend were real estate oriented assets, where the values on both residential and commercial properties increased and delinquencies remained at 10-year lows.

We expect that interest rates at the end of 2001 will be approximately 1.0% higher than they are now. If the level of unemployment remains low, we believe that the economy will not enter a prolonged recession, and that the combination of monetary and fiscal policy will be successful in engineering economic growth above 2.0%.

Portfolio Strategy and Performance

The Fund's investment strategy, pursuant to its prospectus, is to have at least 60% of the portfolio's assets in a combination of Mortgage-Backed Securities
(MBS) and U.S. Treasury securities that meet certain criteria. In March 2000, the Board of Directors affirmed that the investment in investment grade housing-related Asset-Backed Securities (ABS), subordinated residential MBS, and commercial MBS should be included in this category. The evolution of the mortgage markets warrants the Board's periodic confirmation of these asset types as securities that satisfy the Fund's mortgage criteria.

The problems in the corporate credit markets caused credit spreads to widen in all sectors, including mortgage-related securities. In response, we allocated from Treasuries and Agency Collateralized Mortgage Obligations (CMO) into more credit sensitive MBS and ABS. The Fund's holdings of Agency CMOs, as a percentage of total investments, declined from 27.9% in November 1999 to 16.2% in November 2000. During the same period, though the Fund's allocation to commercial MBS remained approximately unchanged, the Fund's allocation to non-Agency residential MBS grew from 25.0% to 33.0%, and to ABS grew from 16.0% to 25.1%. Mortgage-collateralized securities outperformed comparably rated unsecured Corporate Bonds in 2000, and we expect the MBS sector to remain relatively strong. Therefore, we continue to look for opportunities to increase the Fund's allocation to commercial MBS and residential MBS.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

The Fund's total return, based on Net Asset Value ("NAV") for the fiscal year ending November 30, 2000, was 8.76%. Total investment return is based upon the change in NAV of the Fund's shares and includes reinvestment of dividends. Based on the NYSE closing price of $8.4375 on November 30, 2000, the yield of the Fund was 10.31%. This yield was 4.89% basis points above the yield of the 5-year U.S. Treasury Note, and was competitive with the yield of other multisector fixed income funds in its category.

As of December 29, 2000, the Fund was being managed with an average duration of
4.3 years (duration measures a bond portfolio's price sensitivity to interest rate changes) as measured on a net assets basis. The average duration of gross assets was 3.4 years.

The Fund has continued its share repurchase program. This repurchase program allows the Fund to purchase and retire shares of the Fund in the open market-place. Such transactions are made when the share price of the Fund is significantly below the Fund's NAV. By purchasing the shares at a discount to the NAV and retiring them, the benefit of that spread (the difference between share purchase price and the NAV) is captured and returned to all of the Fund's remaining shareholders. From December 1, 1999 through and including November 30, 2000, the Fund has repurchased and retired 62,040 shares, and captured $0.0039 in additional NAV per share, for a total of $88,174.25 for all shareholders.

The chart that follows shows the allocation of the Fund's holdings by asset category on November 30, 2000.

                      THE HYPERION TOTAL RETURN FUND, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2000*


U.S. Government Agency Collateralized Mortgage Obligations              42,559,991.00             16.1
Collateralized Mortgage Obligations                                    115,965,809.00             43.7
Repurchase Agreement                                                     3,400,000.00              1.3
Asset-Backed Securities                                                 63,899,268.00             24.1
Preferred Stocks                                                         5,323,055.00              2.0
U.S. Government Stripped Mortgage Obligations                              608,831.00              0.2
U.S. Treasury Obligations                                               20,935,990.00              7.9
High-Yield Corporate Securities                                         12,458,602.00              4.7
                                                                       --------------            -----
Total:                                                                 265,151,546.00            100.0

*As a percentage of total investments.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor

--------------------------------------------------------------------------------

Conclusion

The Fund's commitment to its shareholders remains to actively seek out fixed income investment opportunities in the market, and act on them in a timely fashion. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund in an effort to achieve its objectives. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ ANDREW M. CARTER

ANDREW M. CARTER
Director and Chairman of the Board,
The Hyperion Total Return Fund, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/ CLIFFORD E. LAI

CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.


/s/ JOHN H. DOLAN


JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Director,
Hyperion Capital Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 52.6%

Commercial Mortgage Backed Securities - 12.4%
 Bear Stearns Commercial Mortgage Securities
   Series 1999-C1, Class D..............................................        6.53 %      10/14/13    $    5,000    $   4,484,325
 Chase Commercial Mortgage Securities Corp.
   Series 2000-2, Class F*..............................................        8.40 +      07/15/32         5,000        5,041,035
 First Chicago/Lennar Trust
   Series 1997-CHL1, Class D............................................        8.11 +      05/25/08         3,000        2,545,212
 GS Mortgage Securities Corp. II
   Series 2000, Class D*................................................        7.14 +      12/15/09         2,720        2,719,739
   Series 1998-GLII, Class F*(b)........................................        7.19 +      04/13/31         4,000        3,068,036
                                                                                                                      -------------
                                                                                                                          5,787,775
                                                                                                                      -------------
 JP Morgan Commercial Mortgage Finance Corp.
   Series 1999-C8, Class C..............................................        7.67 +      07/15/31         5,000        5,100,830
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*(b).........................................        7.15        06/15/06         4,409        3,820,041
                                                                                                                      -------------

Total Commercial Mortgage Backed Securities

       (Cost - $27,249,851).............................................                                                 26,779,218
                                                                                                                      -------------

Subordinated Collateralized Mortgage Obligations - 40.2%
 Cendant Mortgage Corp.
   Series 1998-9, Class A4 (b)..........................................        6.50        08/18/28        15,104       14,405,149
 Chase Mortgage Finance Corp
   Series 1998-S4, Class B3*............................................        6.75        08/25/28         1,879        1,399,544
   Series 1994-D, Class B3..............................................        6.75        02/25/25           626          516,602
                                                                                                                      -------------
                                                                                                                          1,916,146
                                                                                                                      -------------
 Citicorp Mortgage Securities, Inc.
   Series 1997-2, Class B2..............................................        7.25        05/25/27         1,955        1,839,448
   Series 1997-5, Class B2..............................................        7.25        11/25/27         1,999        1,871,945
                                                                                                                      -------------
                                                                                                                          3,711,393
                                                                                                                      -------------
 Countrywide Alternative Loan Trust

   Series 1998-2, Class B3*.............................................        7.00        05/25/28         1,072          750,416
 Countrywide Funding Corp.
   Series 1994-5, Class A3A.............................................        6.50        02/25/09           457          100,635
   Series 1996-2, Class B4..............................................        7.75        09/25/26           933          903,132
                                                                                                                      -------------
                                                                                                                          1,003,767
                                                                                                                      -------------
 DLJ Mortgage Acceptance Corp.
   Series 1995-T10, Class C IO (c)......................................       25.35        09/02/23         1,302          359,315
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class E*(b)................................................       26.62 +      05/25/08         7,836        6,738,716
 GE Capital Mortgage Services, Inc.
   Series 1994-2, Class B5*.............................................        6.00 +      01/25/09           574          120,470
   Series 1994-10, Class M..............................................        6.50        03/25/24         5,118@       4,899,619
   Series 1998-17, Class B3.............................................        6.75        10/25/28         3,319        2,471,716
   Series 1994-17, Class B3*............................................        7.00        05/25/24         1,737        1,521,338
   Series 1997-12. Class B5*............................................        7.00        12/25/27         2,189          930,195
   Series 1995-10, Class B3*............................................        7.00        10/25/10           522          458,474
   Series 1996-3, Class B3*.............................................        7.00        03/25/26         1,764        1,515,424
   Series 1996-9, Class B5*(a)..........................................        7.50        06/25/26         1,112          266,858
                                                                                                                      -------------
                                                                                                                         12,184,094
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
 Headlands Mortgage Securities, Inc.
   Series 1997-4, Class B4..............................................       7.25 %      11/25/27    $    1,464    $    1,302,307
 Independent National Mortgage Corp.
   Series 1995-Q, Class B1..............................................       7.50        11/25/25         2,623         2,611,054
 Norwest Asset Securities Corp.
   Series 1999-18, Class B1.............................................       6.50        07/25/29        18,842        17,264,287
 Paine Webber Mortgage Acceptance Corp.
   Series 1993-9, Class B1..............................................       7.00        10/25/23         2,952         2,220,851
 PHH Mortgage Services Corp.
   Series 1997-6, Class B3..............................................       7.34 +      11/18/27           971           943,976
 Prudential Home Mortgage Securities
   Series 1996-5, Class B4*.............................................       7.25        04/25/26         1,319           931,656
   Series 1996-5, Class B5 (a)..........................................       7.25        04/25/26         1,073           265,883
   Series 1996-5, Class B1..............................................       7.25        04/25/26         3,298         3,231,302
                                                                                                                     --------------
                                                                                                                          4,428,841
                                                                                                                     --------------
 Residential Accredit Loans, Inc.
   Series 1998-QS5, Class B1*...........................................       6.75        04/25/28         1,704         1,241,418
   Series 1998-QS11, Class B1*..........................................       6.75        08/25/28         2,579         1,890,151
                                                                                                                     --------------
                                                                                                                          3,131,569
                                                                                                                     --------------
 Residential Funding Mortgage Securities I, Inc.
   Series 1993-S49, Class B2............................................       6.00        12/25/08           196           165,388
   Series 1999-S12, Class M3............................................       6.50        05/25/29         3,464         3,029,419
   Series 1999-S13, Class M3............................................       6.50        05/25/29         1,439         1,258,146
   Series 1996-S8, Class B1.............................................       6.75        03/25/11           446           402,038
   Series 1996-S5, Class B1.............................................       6.75        02/25/11           463           418,366
   Series 1997-S17, Class B3............................................       7.00        11/25/27         2,931         1,128,552
   Series 1996-S13, Class B3 (a)........................................       7.00        05/25/11           306            82,510
   Series 1996-S13, Class B2............................................       7.00        05/25/11           306           258,923
   Series 1996-S17, Class B2 ...........................................       7.25        07/25/11           242           200,546
   Series 1996-S17, Class B3 (a)........................................       7.25        07/25/11           242            60,413
   Series 1995-S12, Class B2............................................       7.25        08/25/10           273           235,058
   Series 1997-S2, Class M2.............................................       7.50        01/25/27         1,718         1,719,669
   Series 1997-S3, Class B2.............................................       7.50        02/25/27           486           329,856
   Series 1997-S7, Class B1.............................................       7.50        05/25/27         1,143           959,428
   Series 1997-S2, Class B2.............................................       7.50        01/25/27           810           601,515
   Series 1995-S17, Class B3............................................       7.50        12/26/25         1,702           749,061
   Series 1996-S23, Class B2............................................       7.75        11/25/26           493           407,006
   Series 1996-S23, Class B1............................................       7.75        11/25/26           662           649,111
   Series 1996-S22, Class B1............................................       8.00        10/25/26         1,006           998,104
                                                                                                                     --------------
                                                                                                                         13,653,109
                                                                                                                     --------------
Total Subordinated Collateralized Mortgage Obligations

       (Cost - $88,218,398).............................................                                                 86,624,990
                                                                                                                     --------------

Total Collateralized Mortgage Obligations

       (Cost - $115,468,249)............................................                                                113,404,208
                                                                                                                     --------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.8%

U.S. Government Agency Collateralized Mortgage Obligations - 19.8%
 Federal Home Loan Mortgage Corporation
   Series 1675, Class KC................................         6.50 %        10/15/10    $      5,750@   $     5,596,992
   Series 1659, Class SD................................         8.50 +        01/15/09           2,234          2,272,223
   Series 1565, Class L.................................         9.00 +        08/15/08           2,066          2,117,540
   Series 1604, Class MC................................         9.00 +        11/15/08           5,557@         5,875,257
   Series 1604, Class SB................................         9.00 +        11/15/08           1,084          1,145,360
   Series 1587, Class SK................................         9.00 +        10/15/08           1,857          2,000,606
   Series 1587, Class SF................................         9.29 +        05/15/08             928            952,301
                                                                                                           ---------------
                                                                                                                19,960,279
                                                                                                           ---------------
 Federal National Mortgage Corporation

   Series 1997-1, Class B...............................         6.50          02/18/04          13,482@        13,412,601
   Series 1998-W6, Class B3.............................         7.09          10/25/28           2,223          1,556,629
   Series 1993-170, Class SC............................         9.00 +        09/25/08           4,612@         4,782,209
   Series 1993-48, Class C..............................         9.50          04/25/08           2,746@         2,848,273
                                                                                                           ---------------
                                                                                                                22,599,712
                                                                                                           ---------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (Cost - $42,169,479).............................                                                        42,559,991
                                                                                                           ---------------

U.S Government Stripped Mortgage Obligations - 0.3%
 Vendee Mortgage Trust
   Series 1997-2, Class IO

       (Cost - $968,771)................................         0.07          06/15/27         243,532            608,831
                                                                                                           ---------------

U.S. Treasury Obligations - 9.7%
 U.S. Treasury Inflation Index Note
   08/15/29.............................................         6.13          08/15/29          5,000@          5,331,250
                                                                                                           ---------------

 U.S. Treasury Notes

   08/15/10.............................................         5.75          08/15/10          5,000@          5,110,940
   05/15/05.............................................         6.75          05/15/05         10,000@         10,493,800
                                                                                                           ---------------
                                                                                                                15,604,740

                                                                                                           ---------------

Total U.S. Treasury Obligations

       (Cost - $20,055,778)                                                                                     20,935,990
                                                                                                           ---------------

Total U.S. Government & Agency Obligations

       (Cost - $63,194,028)                                                                                     64,104,812
                                                                                                           ---------------

--------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 30.8%
 125 Home Loan Owner Trust

   Series 1998-1A, Class M2.............................         7.75          02/15/29           5,000          4,987,650

 Access Financial Manufactured Housing Contract Trust

   Series 1995-1, Class B1..............................         7.65 +        05/15/21          10,060          7,343,800

 Aerco Ltd.
   Series 2A, Class B2*.................................         7.67 +        07/15/25           3,968          3,965,404

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
 Bosque Asset Corp.
   Series 1, Class 1* (c)................................................       7.66 %      06/05/02    $      283    $     270,120

 Chase Funding Mortgage Loan Asset-Backed

   Series 2000-1, Class IIM2.............................................       7.42 +      02/15/30         4,000        3,997,440

 Citibank Credit Card Issuance Trust

   Series 2000-C2, Class C2..............................................       7.31 +      10/15/07         4,000        3,970,000

 Ditech Home Loan Owner Trust

   Series 1998-1, Class M2...............................................       7.64        06/15/29         5,000        4,907,815

 Enterprise Mortgage Acceptance Co. LLC
   Series 1998-1, Class A3*..............................................       6.63        05/15/12        10,800       10,411,956

 FFCA Secured Lending Corp.
   Series 1998-1, Class A1B* (b).........................................       6.73        07/18/13         4,500        4,302,675

 Franchisee Loan Receivable Trust

   Series 1995-B, Class A................................................       9.63 +      01/15/11         2,825        2,824,688

 Global Rated Eligible Assets Trust

   Series 1998-A, Class A1* (c)..........................................       7.33        03/15/06         1,676          274,090

 Green Tree Financial Corp.
   Series 1998-4, Class A7...............................................       6.87        02/01/30           570          520,313
   Series 1998-8, Class M1...............................................       6.84        09/01/30        10,000        9,427,500
                                                                                                                      -------------
                                                                                                                          9,947,813
                                                                                                                      -------------

 Green Tree Home Improvement Loan Trust

   Series 1996-F, Class HIM1.............................................       7.30        11/15/27         1,500        1,495,260

 Saxon Asset Securities Trust

   Series 1998-1, Class MF1..............................................       7.05        12/25/27         5,000        4,939,400

 Structured Mortgage Asset Residential Trust

   Series 1997-2, Class A (c)............................................       8.24        03/15/06         2,432          283,825

 Westgate Resorts

   Series 1998-AA, Class A2 *............................................       8.26        07/15/13         2,534        2,308,933
                                                                                                                      -------------

Total Asset-Backed Securities

       (Cost - $73,308,360)..............................................                                                66,230,869
                                                                                                                      -------------

 ----------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 5.9%
Airlines - 0.2%
 Atlantic Coast Airlines Holdings, Inc.* ................................       8.75        01/01/07           404          401,545
                                                                                                                      -------------
Automotive - 0.2%
 Navistar International Corp. ...........................................       8.00        02/01/08           250          207,500
 Oshkosh Truck Corp. ....................................................       8.75        03/01/08           250          237,500
                                                                                                                      -------------
                                                                                                                            445,000
                                                                                                                      -------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)

Beverages, Food & Tobacco - 0.2%
 Cott Corp. ...............................................................        9.38 %      07/01/05    $    500    $    485,000
                                                                                                                       ------------
Building Materials - 0.6%
 American Standard, Inc. ..................................................        7.38        02/01/08         250         232,500
 NS Group, Inc. ...........................................................       13.50        07/15/03         500         512,500
 Ryerson Tull, Inc. .......................................................        9.13        07/15/06         500         533,820
                                                                                                                       ------------
                                                                                                                          1,278,820
                                                                                                                       ------------
Chemicals - 0.1%
 ISP Holdings, Inc. .......................................................        9.00        10/15/03         250         193,750

Commercial Services - 0.1%
 American Eco Corp.(d) ....................................................        9.63        05/15/08         250           5,000
 Coinmach Corp. ...........................................................       11.75        11/15/05         250         245,000
 Safety-Kleen Services, Inc.(d) ...........................................        9.25        06/01/08         185           1,850
                                                                                                                       ------------
                                                                                                                            251,850
                                                                                                                       ------------
Computer Software & Processing - 0.1%
 PSINET, Inc. .............................................................       10.50        12/01/06         500         150,000
                                                                                                                       ------------

Containers & Packaging - 0.1%
 Ball Corp. ...............................................................        8.25        08/01/08         250         237,500
                                                                                                                       ------------
Electronics - 0.1%
 Flextronics International Ltd.* ..........................................        9.88        07/01/10         250         238,750
                                                                                                                       ------------

Entertainment - 0.4%
 Premier Parks, Inc. ......................................................        9.25        04/01/06         500         458,750
 Speedway Motorsports, Inc. ...............................................        8.50        08/15/07         500         465,000
                                                                                                                       ------------
                                                                                                                            923,750

                                                                                                                       ------------
Financial Services - 0.0%
 Elgar Holdings, Inc. .....................................................        9.88        02/01/08         125          75,000
                                                                                                                       ------------
Forest Products & Paper - 0.2%
 Buckeye Technologies, Inc. ...............................................        8.50        12/15/05         250         247,500
 Pope And Talbot, Inc. ....................................................        8.38        06/01/13         250         235,000
                                                                                                                       ------------
                                                                                                                            482,500

                                                                                                                       ------------
Heavy Machinery - 0.2%
 Columbus Mckinnon Corp. ..................................................        8.50        04/01/08         500         400,000
                                                                                                                       ------------

Home Construction, Furnishings & Appliances - 0.2%
 D.R. Horton, Inc. ........................................................       10.50        04/01/05         250         252,500
 Lennar Corp.* ............................................................        9.95        05/01/10         250         248,750
                                                                                                                       ------------
                                                                                                                            501,250

                                                                                                                       ------------
Industrial - Diversified - 0.1%
 Wabtec Corp. .............................................................        9.38        06/15/05         250         241,250
                                                                                                                       ------------
Insurance - 0.2%
 Americo Life, Inc. .......................................................        9.25        06/01/05         500         468,750
                                                                                                                       ------------
Lodging - 0.2%
 HMH Properties, Inc. .....................................................        7.87        08/01/08         250         230,000
 Prime Hospitality Corp. ..................................................        9.25        01/15/06         250         253,750
                                                                                                                       ------------
                                                                                                                            483,750
                                                                                                                       ------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (continued)

Media - Broadcasting & Publishing - 0.8%
 Century Communications Corp. ............................................        9.50 %      03/01/05    $    250    $     212,500
 Charter Communications Holdings .........................................       10.25        01/15/10         250          233,750
 CSC Holdings, Inc. ......................................................        8.13        08/15/09         500          497,730
 Primedia, Inc. ..........................................................        8.50        02/01/06         250          241,250
 Rogers Cablesystems Ltd. ................................................        9.63        08/01/02         500          511,250
                                                                                                                      -------------
                                                                                                                          1,696,480
                                                                                                                      -------------
Metals - 0.2%
 Inland Steel Co. ........................................................        7.90        01/15/07         500          350,000
                                                                                                                      -------------

Miscellaneous - 0.1%
 Home Products International, Inc. .......................................        9.63        05/15/08         180           99,900
                                                                                                                      -------------

Oil & Gas - 0.3%
 Pioneer Natural Resource ................................................        6.50        01/15/08         500          451,660
 Pogo Producing Co. ......................................................        8.75        05/15/07         250          245,000
                                                                                                                      -------------
                                                                                                                            696,660
                                                                                                                      -------------
Restaurants - 0.1%
 Avado Brands, Inc. ......................................................        9.75        06/01/06         500          205,000
                                                                                                                      -------------

Telecommunications - 0.6%
 Global Crossing Holdings Ltd. ...........................................        9.13        11/15/06         250          217,500
 Nextel Communications, Inc. .............................................        9.38        11/15/09         250          215,000
 Nextlink Communications, Inc. ...........................................       10.50        12/01/09         250          160,000
 Price Communications Wireless, Inc. .....................................        9.13        12/15/06         250          253,750
 RCN Corp. ...............................................................       10.13        01/15/10         250          145,000
 Rogers Cantel, Inc. .....................................................        9.38        06/01/08         250          254,687
                                                                                                                      -------------
                                                                                                                          1,245,937
                                                                                                                      -------------
Textiles, Clothing & Fabrics - 0.2%
 WestPoint Stevens, Inc. .................................................        7.88        06/15/08         500          335,000
                                                                                                                      -------------

Transportation - 0.1%
 Newport News Shipbuilding, Inc. .........................................        8.63        12/01/06         270          270,000
                                                                                                                      -------------

Utilities: Electric - 0.3%
 El Paso Electric Co. ....................................................        8.90        02/01/06         500          531,160
                                                                                                                      -------------

Total Corporate Obligations

       (Cost - $14,751,878)...............................................                                               12,688,602
                                                                                                                      -------------

 -------------------------------------------------------------------------------
                                                         Shares
 -------------------------------------------------------------------------------

PREFERRED STOCKS - 2.4%
 Camden Property Trust, Series A, 9.00% ..........        83,560       2,026,330
 Duke Realty Investments, Inc., Series D, 7.38% ..         3,865          92,520
 Equity Office Properties Trust, Series B, 5.25% .        46,012       2,007,273
 Equity Residential Properties Trust, Series G,
  7.25%...........................................        49,358       1,196,932
                                                                    ------------
Total Preferred Stocks

       (Cost - $5,277,411)........................                     5,323,055
                                                                    ------------

------------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2000
                                                                                                         Principal
                                                                              Interest                     Amount        Value
                                                                                Rate        Maturity       (000s)       (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.8%
 Dated 11/30/00, with Morgan Stanley Dean Witter; proceeds:
   $1,700,308; collateralized by $1,940,000 FNMA, 4.96%, due 05/25/22, value: $1,736,931
       (Cost - $1,700,000).............................................       6.52 %      12/01/00    $    1,700    $     1,700,000
                                                                                                                    ---------------

Total Investments - 122.3%
       (Cost - $273,699,926)...........................................                                                 263,451,546

Liabilities in Excess of Other Assets - (22.3)% .......................                                                 (48,133,953)
                                                                                                                    ---------------

NET ASSETS - 100.0% ...................................................                                             $   215,317,593
                                                                                                                    ===============

------------------------------------------------------------------------------------------------------------------------------------

@   -  Portion or entire principal amount delivered as collateral for reverse repurchase. (Note 5)
+   -  Variable Rate Security: Interest rate is the rate in effect November 30,
       2000.
* - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) - Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive the credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b) -  Private placement
(c) -  Illiquid securities representing in the aggregate 0.55% of net assets.
(d) -  Issuer is bankrupt: Bond is in default.
IO - Interest Only Security--Interest rate is based on the notional amount of the underlying mortgage pools.

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2000

--------------------------------------------------------------------------------


Assets:
Investments, at value (cost $273,699,926) (Note 2) ..........    $   263,451,546
Cash.... ....................................................            221,608
Receivable for investments sold .............................          5,830,294
Interest receivable .........................................          2,407,791
Receivable on open swap contracts ...........................            480,288
Principal paydowns receivable ...............................             52,460
Prepaid expenses and other assets ...........................             21,603
                                                                 ---------------
   Total assets .............................................        272,465,590
                                                                 ---------------

Liabilities:
Reverse repurchase agreements (Note 5) ......................         45,123,542
Interest payable for reverse repurchase agreements (Note 5) .             60,939
Payable for investments purchased ...........................          9,293,432
Net unrealized depreciation on swap contracts (Note 7) ......          1,631,631
Payable on open swap contracts ..............................            711,135
Investment advisory fee payable (Note 3) ....................             83,843
Distribution payable ........................................             81,356
Administration fee payable (Note 3) .........................             34,970
Accrued expenses and other liabilities ......................            127,149
                                                                 ---------------
   Total liabilities ........................................         57,147,997
                                                                 ---------------

Net Assets (equivalent to $9.41 per share based on
22,888,575 shares issued and outstanding) ...................    $   215,317,593
                                                                 ===============

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) .................    $       228,886
Additional paid-in capital (Note 6) .........................        257,027,961
Undistributed net investment income .........................            839,503
Accumulated net realized loss ...............................        (30,898,746)
Net unrealized depreciation .................................        (11,880,011)
                                                                 ---------------
Net assets applicable to capital stock outstanding ..........    $   215,317,593
                                                                 ===============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2000

--------------------------------------------------------------------------------


Investment Income (Note 2):
 Interest ....................................................    $   23,755,263
 Dividends ...................................................           466,945
                                                                  --------------
                                                                      24,222,208

                                                                  --------------

Expenses:
 Investment advisory fee (Note 3) ............................         1,372,408
 Administration fee (Note 3) .................................           422,279
 Insurance ...................................................           122,740
 Transfer agency .............................................            75,593
 Directors' fees .............................................            73,749
 Custodian ...................................................            73,641
 Reports to shareholders .....................................            53,861
 Accounting and tax services .................................            52,949
 Registration fees ...........................................            32,339
 Legal.. .....................................................            18,185
 Miscellaneous ...............................................            22,598
                                                                  --------------
   Total operating expenses ..................................         2,320,342
    Interest expense on reverse repurchase agreements (Note
5)...... .....................................................         3,481,876
    Interest expense on swaps ................................           116,609
    Interest expense on securities sold short ................           349,653
                                                                  --------------
   Total expenses ............................................         6,268,480
                                                                  --------------
 Net investment income .......................................        17,953,728
                                                                  --------------

Realized and Unrealized Gain (Loss) on Investments (Notes 2
and 7):
Net realized gain (loss) on:
 Investment transactions .....................................       (2,840,369)
 Short sales .................................................         (311,781)
 Futures transactions ........................................           202,964
                                                                  --------------
Net realized loss on investments, short sales and futures
transactions .................................................        (2,949,186)
                                                                  --------------

Net change in unrealized appreciation/depreciation on invest-
ments, futures transactions and
swap contracts ...............................................         7,619,705
                                                                  --------------
Net realized and unrealized gain on investments, short sales,
futures transactions and swap contracts ......................         4,670,519
                                                                  --------------
Net increase in net assets resulting from operations .........    $   22,624,247
                                                                  ==============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                               For the Year Ended November 30,
                                             -----------------------------------
                                                   2000               1999
 -------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Result-
 ing from Operations:
 Net investment income ..................    $     17,953,728    $    18,361,908
 Net realized loss on investments, short
 sales and futures transactions                    (2,949,186)        (5,488,565)
 Net change in unrealized appreciation /
   depreciation on investments, futures
   transactions and swap contracts.......           7,619,705        (15,578,326)
                                              ---------------    ---------------
 Net increase (decrease) in net assets
 resulting from operations ..............          22,624,247         (2,704,983)
                                              ---------------    ---------------

Dividends to Shareholders (Note 2):
 Net investment income ..................         (19,527,481)       (17,037,688)
                                              ---------------    ---------------

Capital Stock Transactions (Note 6):
 Cost of Fund shares repurchased and re-
 tired                                               (482,351)        (6,357,494)
                                              ---------------    ---------------

    Total increase (decrease) in net as-
 sets ...................................           2,614,415        (26,100,165)

Net Assets:
 Beginning of year ......................         212,703,178        238,803,343
                                              ---------------    ---------------
 End of year (including undistributed
 net investment income of $839,503 and
    $1,651,305, respectively) ...........    $    215,317,593    $   212,703,178
                                              ===============    ===============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2000

--------------------------------------------------------------------------------


Increase (Decrease) in Cash:

Cash flows provided by operating activities:
 Interest and dividends received (including net amortization
 of $910,709) ...............................................    $    24,349,520
 Interest expense paid ......................................         (4,334,272)
 Operating expenses paid ....................................         (1,951,990)
 Proceeds from disposition of short-term portfolio invest-
 ments, net .................................................          1,535,000
 Purchases of long-term portfolio investments ...............       (152,812,422)
 Proceeds from disposition of long-term portfolio invest-
 ments and principal paydowns ...............................        201,045,249
 Net cash used for futures transactions .....................            102,464
                                                                 ---------------
 Net cash provided by operating activities ..................         67,933,549
                                                                 ---------------

Cash flows used for financing activities:

 Cash used to repurchase and retire Fund shares .............           (527,903)
 Net cash used for reverse repurchase agreements ............        (47,927,214)
 Cash dividends paid ........................................        (19,446,125)
                                                                 ---------------
 Net cash used for financing activities .....................        (67,901,242)
                                                                 ---------------

Net increase in cash ........................................             32,307
Cash at beginning of year ...................................            189,301
                                                                 ---------------
Cash at end of year .........................................    $       221,608
                                                                 ===============

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
 Cash Provided by Operating Activities:


Net increase in net assets resulting from operations .........    $   22,624,247
                                                                  --------------
 Decrease in investments .....................................        61,494,185
 Increase in net unrealized depreciation on investments ......        (7,619,705)
 Decrease in interest receivable .............................           515,928
 Decrease in variation margin payable ........................           (44,688)
 Increase in other assets ....................................        (5,891,157)
 Decrease in other liabilities ...............................        (3,145,261)
                                                                  --------------
    Total adjustments ........................................        45,309,302
                                                                  --------------
Net cash provided by operating activities ....................    $   67,933,549
                                                                  ==============

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------


                                                                               For the year Ended November 30,
                                                          -------------------------------------------------------------------------
                                                                 2000           1999            1998            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of year...................    $       9.27    $     10.08    $      10.64    $      10.55    $     10.61
                                                          -----------    -----------     -----------     -----------    -----------
Net investment income................................            0.78           0.80            0.76            0.77           0.95
Net realized and unrealized gains (losses) on invest-
 ments, short sales, futures transactions and swap
 contracts...........................................            0.21          (0.90)          (0.61)           0.16          (0.11)
                                                          -----------    -----------     -----------     -----------    -----------
Net increase (decrease) in net asset value resulting
 from operations.....................................            0.99          (0.10)           0.15            0.93           0.84
                                                          -----------    -----------     -----------     -----------    -----------

Net effect of shares repurchased.....................              --*          0.03            0.04            0.02             --

Dividends from net investment income.................           (0.85)         (0.74)          (0.75)          (0.86)         (0.90)
                                                          -----------    -----------     -----------     -----------    -----------

Net asset value, end of year.........................    $       9.41    $      9.27    $      10.08    $      10.64    $     10.55
                                                          ===========    ===========     ===========     ===========    ===========

Market price, end of year............................    $     8.4375    $     7.375    $       8.69    $     9.3125    $     9.375
                                                          ===========    ===========     ===========     ===========    ===========

Total Investment Return +............................           26.41%         (7.17)%          1.23%           8.64%         14.97%

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (000's)......................    $    215,318    $   212,703    $    238,803    $    260,328    $   261,113
Operating expenses...................................            1.10%          1.08%           1.05%           1.05%          1.08%
Interest expense.....................................            1.87%          2.31%           2.39%           2.46%          2.34%
Total expense........................................            2.97%          3.39%           3.44%           3.51%          3.42%
Net investment income................................            8.50%          8.20%           7.27%           7.45%          9.26%
Portfolio turnover rate..............................              57%            72%             90%            109%           227%

---------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
*   Rounds to less than $0.01.

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

1. The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 29% of the investments in securities held by the Fund at November 30, 2000) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the year ended
November 30, 2000, such net payments made by the Fund amounted to $116,609. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agree- ments may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2000.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended, November 30, 2000, the Advisor earned $1,372,408 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). Investor's Bank & Trust, through its acquisition of Investor's Capital Services, Inc., served as the Fund's sub-administrator from April 1, 2000 through September 30, 2000. Effective October 1, 2000, the Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2000, were $47,591,802 and $56,415,639, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2000 were $101,811,390 and $140,052,794, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

The federal income tax basis of the Fund's investments at November 30, 2000 was $273,701,301. Net unrealized depreciation for federal income tax purposes was $10,249,755 (gross unrealized appreciation -- $4,627,685; gross unrealized depreciation -- $14,877,440). At November 30, 2000, the Fund had a capital loss carryforward of $30,897,371, of which $17,837,901, $3,861,143, $5,432,752 and
$3,765,575 expire in 2002, 2006, 2007, and 2008, respectively, available to offset any future capital gains. $2,440,085 of capital loss carryforward expired in 2000.

Capital Account Reclassification -- For the year ended November 30, 2000, the Fund's undistributed net investment income was increased by $761,951, accumulated net realized loss was decreased by $1,686,223 and additional paid-in capital was decreased by $2,448,174. These adjustments were primarily the result of book/tax differences with respect to losses on paydowns and the expiration of a tax loss carryforward.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2000, the Fund had the following reverse repurchase agreements outstanding:


                                                                                            Maturity

  Face Value                                  Description                                    Amount
--------------     ------------------------------------------------------------------     -------------
$    5,396,000    Merrill Lynch, 6.61%, dated 11/08/00, maturity date 12/06/00 ......    $    5,423,741
     2,750,000    Morgan Stanley Dean Witter, 6.66%, dated 11/21/00, maturity date
                  1/23/01 ...........................................................         2,782,051
     3,937,186    Lehman Brothers, 6.64%, dated 11/21/00, maturity date 1/23/01 .....         3,982,936
     8,790,000    Morgan Stanley Dean Witter, 6.66%, dated 11/21/00, maturity date
                  1/23/01 ...........................................................         8,892,447
     4,501,356    Deutsche Morgan, 6.57%, dated 11/28/00, maturity date 12/20/00 ....         4,519,429
     3,627,000    Lehman Brothers, 6.63%, dated 11/29/00, maturity date 1/10/01 .....         3,655,055
     3,123,750    Morgan Stanley Dean Witter, 6.30%, dated 11/29/00, maturity date
                  12/06/00 ..........................................................         3,127,577
     5,337,500    Merrill Lynch, 6.40%, dated 11/29/00, maturity date 12/06/00 ......         5,344,142
     5,118,750    Morgan Stanley Dean Witter, 6.35%, dated 11/29/00, maturity date
                  12/06/00 ..........................................................         5,125,070
     2,542,000    Lehman Brothers, 6.68%, dated 11/29/00, maturity date 12/20/00 ....         2,551,905
                                                                                          -------------

       >
                       Maturity Amount, Including Interest Payable..................      $  45,404,353
                                                                                          -------------
                       Market Value of Assets Sold Under Agreements.................      $  47,575,415
                                                                                          -------------
                       Weighted Average Interest Rate...............................          6.55%
                                                                                          -------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2000, was approximately $55,842,825 at a weighted average interest rate of 6.23%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $93,517,878 as of December 2, 1999, which was 29.36% of total assets.

6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 22,888,575 shares outstanding at November 30, 2000, the Advisor owned 8,334 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 2000, 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value. For the year ended November 30, 2000, 62,040 shares have been repurchased at a cost of $482,351 and at an average discount of 15.83% from its net asset value. For the year ended November 30, 1999, 2,027,700 shares were repurchased at a cost of $18,123,154 and at an average discount of 13.10% from its net asset value. All shares repurchased have been retired.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2000

--------------------------------------------------------------------------------

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2000.

As of November 30, 2000, the following swap agreements were outstanding:


                                                                                        Net Unrealized
                             Expiration                                                  Appreciation/
Notional Amount                 Date                      Description                   (Depreciation)
-----------------------      ----------    -----------------------------------------     --------------
25,000,000 USD                9/15/09      Agreement with Goldman Sachs Capital          $   (1,121,728)
                                           Markets, LP, dated 4/17/00 to pay
                                           quarterly the notional amount
                                           multiplied by 7.270% and to receive
                                           semi-annually the notional amount
                                           multiplied by 3 month LIBOR.

10,000,000 USD                6/26/10      Agreement with Morgan Stanley Capital               (509,903)
                                           Services Inc., dated 6/26/00 to pay
                                           quarterly the notional amount multiplied
                                           by 7.346% and to receive semi-annually
                                           the notional amount multiplied by 3 month
                                           LIBOR.
                                                                                         --------------
                                                                                         $   (1,631,631)
                                                                                         ==============

8. Subsequent Events

The Fund's Board of Directors declared the following regular monthly divi-

                           Dividend        Record          Payable
                           Per Share       Date            Date
                           ---------       --------        --------
                           $0.0725         12/20/00        12/31/00
                           $0.0725         12/29/00        01/25/01

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended November 30, 1997 were audited by other independent accountants whose report dated January 9, 1998 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
New York, NY

January 29, 2001




--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

--------------------------------------------------------------------------------




The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(November 30, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 2.85% of the Fund's distributions during the fiscal year ended November 30, 2000 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

--------------------------------------------------------------------------------

During the year ended November 30, 2000, The Hyperion Total Return Fund, Inc. shareholders voted on the following proposals at a shareholders' meeting on April 18, 2000. The description of each proposal and number of shares voted are as follows:
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Shares
                                                                                                                           Voted
                                                                                                        Shares Voted      Without
                                                                                                            For          Authority
-----------------------------------------------------------------------------------------------------------------------------------

1. To elect to the Fund's Board of Directors:                                  Andrew M. Carter          20,000,221       286,775
                                                                               Robert F. Birch           20,000,696       286,300
                                                                               John W. English           19,999,916       287,080

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares        Shares
                                                                                          Shares Voted       Voted         Voted
                                                                                               For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------------------------

2. To select PricewaterhouseCoopers LLP as the Fund's
   independent accountants:                                                                19,966,932        97,338       222,726

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR         SUB-ADMINISTRATOR

                                             STATE STREET CORP.
HYPERION CAPITAL MANAGEMENT, INC.            225 Franklin Street
One Liberty Plaza                            Boston, Massachusetts 02116
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Fund:      CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION                               STATE STREET CORP.
                                             225 Franklin Street
SUB-ADVISOR                                  Boston, Massachusetts 02116

PACHOLDER ASSOCIATES. INC.                   INDEPENDENT ACCOUNTANTS
Towers of Kenwood

8044 Montgomery Road                         PRICEWATERHOUSECOOPERS LLP
Suite 480                                    1177 Avenue of the Americas
Cincinnati, Ohio 45236                       New York, New York 10036

TRANSFER AGENT                               LEGAL COUNSEL

BOSTON EQUISERVE L.P.                        SULLIVAN & WORCESTER LLP
Investor Relations Department                1025 Connecticut Avenue, N.W.
P.O. Box 8200                                Washington, D.C. 20036
Boston, Massachusetts 02266-8200
For Shareholder Services:
(800) 426-5523


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------

Officers and Directors

--------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

John W. English*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


-------------------------------------------

              [HYPERION LOGO]

-------------------------------------------

This Report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of Fund Shares.

         The Hyperion Total Return
                Fund, Inc.

             One Liberty Plaza
         165 Broadway, 36th Floor

          New York, NY 10006-1404